UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

ROGUE ONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-24723	88-0393257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3416 Shadybrook Drive

Midwest City, OK 73110

(Address of principal executive offices)

405-733-1567

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used herein, the term “we,” “us,” “our,” and the “Company” is a reference to Rogue One, Inc. (formerly, Fresh Promise foods, Inc.), a Nevada corporation.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING ESTIMATES, PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, PERFORMANCE OR PRODUCTS, UNDERLYING (EXPRESSED OR IMPLIED) ASUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. IN SOME INSTANCES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “ESTIMATED,” "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY AND ITS PLANS OR INTENTIONS, ESTIMATES, GOALS, COMPETITIVE TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN OUR 2020 ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A AND IN MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS CONTAINED IN THAT ANNUAL REPORT. THE RISKS FACING ANY PERSON WHO ACQUIRES OUR COMMON STOCK INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING: (1) THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS LIMITED ASSETS AND OPERATIONS; (2) THE COMPARATIVELY LIMITED AND MANAGERIAL FINANCIAL RESOURCES OF THE COMPANY; (3) THE RISKS OF ACQUIRING COMMON STOCK OF A COMPANY THAT IS INSOLVENT SINCE OUR TOTAL LIABILITIES EXCEED OUR TOTAL ASSETS; (4) THE INTENSE COMPETITION THAT WE FACE FROM OTHER ESTABLISHED COMPETITORS; (5) THE COMPANY HAS NO RECENT EXPERIENCE IN GERNERATING AND SUSTAINING ANY SIGNIFICANT SALES REVENUES AND NO HISTORY OF GENERATING AND SUSTAINING POSITIVE CASH FLOW OR PROFITS; (6) THERE IS RELIABLE HISTORICAL BASIUS TO BELIEVE THAT THE COMPANY WITH ITS MANAGEMENT AND ITS STATE OF FINANCIUAL INSOLVENCY CAN OR WILL ANY OF ITS OBJECTIVES OR OTHERWISE REMAIN AS A PUBLIC CORPORATION; (7) ANY INVESTOR WHO ACQUIRES OUR COMMON STOCK OR ANY OTHER SECURITY ISSUED BY US, FACES SIGNIFICANT AND CONTINUING LEGAL UNCERTAINTIES THAT EASILY MAY RESULT IN THE TOTAL LOSS OF THEIR INVESTMENT. THUS, IN EVERY RESPECT, OUR COMMON STOCK IS SUITABLE ONLY FOR THOSE PERSONS WHO CAN AFFORD THE TOTAL LOSS OF THEIR INVESTMENT. MOREOVER, THERE IS ONLY A LIMITED AND SPORADIC TRADING MARKET FOR OUR COMMON STOCK AND THERE IS NO GUARANTEE THAT ANY LIQUID TRADING WILL EVER DEVELOP OR IF IT DOES DEVELOP, THAT IT CAN BE SUSTAINED. WE DO NOT HAVE ANY HISTORY OF EVER PAYING ANY DIVIDENDS TO HOLDERS OF OUR COMMON STOCK AND THERE ARE NO PLANS TO PAY ANY DIVIDENDS AT ANY TIME IN THE FUTURE. ANY PERSON WHO ACQUIRES OUR COMMON STOCK WILL HAVE NO REAL ABILITY TO CONTROL OR INFLUENCE THE MANAGEMENT AND ANY POLICIES OF THE COMPANY SINCE WE HAVE ISSUED SHARES OF A SERIES OF OUR PREFERRED STOCK UNDER WHICH THE HOLDER HAS SUPER VOTING RIGHTS WITH A CLEAR ABILITY TO CONTROL THE COMPANY. WE ARE ALSO INSOLVENT IN THAT OUR TOTAL LIABILITIES EXCEED OUR TOTAL ASSETS.

THUS, AND TO BE CLEAR: ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2021, we were informed that Union Capital, LLC (the “Note Holder”) agreed to exchange and surrender five (5) promissory notes that were previously issued to the Note Holder with an aggregate principal amount of Two Hundred Seventy-One Thousand Nine Hundred Sixty-Five Dollars and Forty-Five Cents ($271,965.45) and (the “Prior Notes”) but presently having an unconverted balance of $185,852.33 in principal and $318,350.25 in interest in exchange (the “Exchange Transaction”) for an aggregate of ten million nine hundred thousand (10,900,000) shares of our Common Stock (par value $0.001) (the “Subject Shares”) pursuant to that certain Settlement Agreement, Waiver, Release of Claims and Exchange Agreement dated April 26, 2021 (the “Exchange Agreement”) at a cost of $.046257 per share.

The sole consideration that we received pursuant to the Exchange Agreement (in exchange for our issuance of the Subject Shares) is generally as follows: (a) the Note Holder’s full and unqualified surrender, release, transfer, and assignment of the Prior Notes to us; (b) the Note Holder’s full waiver and release of all claims, both known and unknown, that the Note Holder (including all holders of the membership interests of the Note Holder) has or may have against us (including generally, all of our current and former officers and directors) whether arising out of the issuance of the Prior Notes or otherwise and whether in tort or contract (the “Subject Claims”); (c) the Note Holder’s agreement to indemnify the Company (and our current and former officers and certain other persons) from and against any claims arising out of the prior issuance of the Prior Notes including, but not limited to, the Subject Claims, the oral and written agreements and understandings relating to or involving the issuance of the Prior Notes and all related transactions; and (d) the Note Holder’s commitment to cooperate with us (and our commitment that we cooperate with them) in connection with any tax matters that may later arise out of or relating to the Exchange Transaction, the Agreement or both of them in the event that any tax matters arise.

We are hopeful that the Exchange Transaction may serve as a mechanism that allowed us to pay all outstanding and unpaid principal and accrued and unpaid interest on the Prior Notes while also liquidating any outstanding adverse claims that otherwise may be asserted by the Note Holder and its affiliated persons against us and our prior and current officers, directors, and certain other persons. However, we cannot assure you that we will achieve these and any other objectives of the Exchange Agreement. The foregoing statements and other statements contained in this Form 8-K regarding our goals and objectives or which otherwise contain the words “hopefully” or express our intentions, goals or objectives are “forward-looking statements.” We caution any person that we face many uncertainties and any person who acquires our Common Stock or any other security that we issue should be prepared to lose all their investment. Thus, and to be clear: our common stock is a HIGH RISK investment that is suitable solely for those persons who can afford the TOTAL LOSS of their investment.

Item 3.02 Unregistered Sales of Equity Securities.

On May 5, 2021, we were informed that Union Capital, LLC (the “Note Holder”) agreed to exchange and surrender five (5) promissory notes that were previously issued to the Note Holder with an aggregate principal amount of Two Hundred Seventy-One Thousand Nine Hundred Sixty-Five Dollars and Forty-Five Cents ($271,965.45) and (the “Prior Notes”) but presently having an unconverted balance of $185,852.33 in principal and $318,350.25 in interest in exchange (the “Exchange Transaction”) for an aggregate of ten million nine hundred thousand (10,900,000) shares of our Common Stock (par value $0.001) (the “Subject Shares”) pursuant to that certain Settlement Agreement, Waiver, Release of Claims and Exchange Agreement dated April 26, 2021 (the “Exchange Agreement”)(the “Subject Shares”)

The Exchange Transaction was undertaken directly with the Note Holder and without the assistance of any underwriter or similar person in accordance with the Exchange Agreement that we entered into with the Note Holder. Moreover, we did not engage any underwriter or similar person in connection with the Exchange Agreement or the transactions underlying the Exchange Agreement, or both.

The sole consideration that we received for our issuance of the Subject Shares is generally as follows: (a) the Note Holder’s full and unqualified surrender, release, transfer, and assignment of the Prior Notes to us; (b) the Note Holder’s full waiver and release of all claims, both known and unknown, that the Note Holder (including all holders of the membership interests of the Note Holder) has or may have against us (including generally, all of our current and former officers and directors) whether arising out of the issuance of the Prior Notes or otherwise and whether in tort or contract (the “Subject Claims”); (c) the Note Holder’s agreement to indemnify the Company (and our current and former officers and certain other persons) from and against any claims arising out of the prior issuance of the Prior Notes including, but not limited to, the Subject Claims, the oral and written agreements and understandings relating to or involving the issuance of the Prior Notes and all related transactions; and (d) the Note Holder’s commitment to cooperate with us (and our commitment that we cooperate with them) in connection with any tax matters that may later arise out of or relating to the Exchange Transaction, the Agreement or both of them.

The Exchange Agreement and the transactions underlying the Exchange Agreement were undertaken upon a claim to the exemption to the registration requirements set forth in Section 5 of the Securities Act of 1933, as amended (the “1933 Act”) as provided by Section 3(a)(9) of the 1933 Act and as also provided by Section 4(a)(2) of the 1933 Act. No registration statement has or will be prepared or filed in connection with the Exchange Agreement, the transactions underlying the Exchange Agreement or both of them. Our records show that the exempt offering and sale of the Subject Shares closed as of May 5, 2011 which is the date at which we were informed that the Note Holder had agreed to the Exchange Transaction.

We did not receive, and we have no expectation or right to receive, any proceeds from or arising out of the Exchange Transaction and the transaction set forth in the Exchange Agreement that closed effective with our receipt of the fully executed copy of the Exchange Agreement on May 5, 2021.

All the Subject Shares were to be issued in “book entry form” with a restricted securities legend in that the Subject Shares represent unregistered securities.

Following our receipt of the fully executed copy of the Exchange Agreement we instructed our stock transfer agent to issue the Subject Shares in “book entry form.” We then received confirmation from the agent that the Subject Shares were duly issued in “book entry form” as unregistered securities. Thus, and in accordance with the Exchange Agreement and based on the information provided to us, the offering and sale of the Subject Shares to the Note Holder has closed.

We did not pay, and we will not be paying, directly or indirectly, any monies to any of our officers, directors, general partners or to persons owning ten (10) percent or more of any class of our equity securities and to any of our affiliates in connection with the Exchange Transaction, the Agreement or both.

We are hopeful that the Exchange Transaction may serve as a mechanism that allowed us to pay all outstanding and unpaid principal and accrued and unpaid interest on the Prior Notes while also liquidating any outstanding adverse claims that otherwise may be asserted by the Note Holder and its affiliated persons against us and our prior and current officers, directors, and certain other persons. However, we cannot assure you that we will achieve these and any other objectives of the Exchange Agreement.

We are a small company with limited financial and managerial resources. Make no mistake: we are insolvent and we cannot assure any person who acquires our Common Stock or any other security that we have or will issue that circumstances may allow us to avoid bankruptcy or otherwise sustain our very corporate existence. In that event and in other events, any person who acquires our common stock or any other securities that we issue, faces the clear and unambiguous risk that they will lose their entire investment. Thus, our common stock is a HIGH RISK investment that is suitable solely for those persons who can afford the TOTAL LOSS of their investment.

Item 8.01 Other Events.

On May 5, 2021, we were informed that Union Capital, LLC (the “Note Holder”) agreed to exchange and surrender five (5) promissory notes that were previously issued to the Note Holder with an aggregate principal amount of Two Hundred Seventy-One Thousand Nine Hundred Sixty-Five Dollars and Forty-Five Cents ($271,965.45) and (the “Prior Notes”) but presently having an unconverted balance of $185,852.33 in principal and $318,350.25 in interest in exchange (the “Exchange Transaction”) for an aggregate of ten million nine hundred thousand (10,900,000) shares of our Common Stock (par value $0.001) (the “Subject Shares”) pursuant to that certain Settlement Agreement, Waiver, Release of Claims and Exchange Agreement dated April 26, 2021 (the “Exchange Agreement”).

The Exchange Transaction was undertaken directly with the Note Holder and without the assistance of any underwriter or similar person in accordance with the Exchange Agreement that we entered into with the Note Holder. Moreover, we did not engage any underwriter or similar person in connection with the Exchange Agreement or the transactions underlying the Exchange Agreement, or both.

The sole consideration that we received for our issuance of the Subject Shares is generally as follows: (a) the Note Holder’s full and unqualified surrender, release, transfer, and assignment of the Prior Notes to us; (b) the Note Holder’s full waiver and release of all claims, both known and unknown, that the Note Holder (including all holders of the membership interests of the Note Holder) has or may have against us (including generally, all of our current and former officers and directors) whether arising out of the issuance of the Prior Notes or otherwise and whether in tort or contract (the “Subject Claims”); (c) the Note Holder’s agreement to indemnify the Company (and our current and former officers and certain other persons) from and against any claims arising out of the prior issuance of the Prior Notes including, but not limited to, the Subject Claims, the oral and written agreements and understandings relating to or involving the issuance of the Prior Notes and all related transactions; and (d) the Note Holder’s commitment to cooperate with us (and our commitment that we cooperate with them) in connection with any tax matters that may later arise out of or relating to the Exchange Transaction, the Agreement or both of them.

The Exchange Agreement and the transactions underlying the Exchange Agreement were undertaken upon a claim to the exemption to the registration requirements set forth in Section 5 of the Securities Act of 1933, as amended (the “1933 Act”) as provided by Section 3(a)(9) of the 1933 Act and as also provided by Section 4(a)(2) of the 1933 Act. No registration statement has or will be prepared or filed in connection with the Exchange Agreement, the transactions underlying the Exchange Agreement or both of them. Our records show that the exempt offering and sale of the Subject Shares closed as of May 5, 2011 which is the date at which we were informed that the Note Holder had agreed to the Exchange Transaction.

We did not receive, and we have no expectation or right to receive, any proceeds from or arising out of the Exchange Transaction and the transaction set forth in the Exchange Agreement that closed effective with our receipt of the fully executed copy of the Exchange Agreement on May 5, 2021.

All of the Subject Shares were to be issued in “book entry form” with a restricted securities legend in that the Subject Shares represent unregistered securities.

Following our receipt of the fully executed copy of the Exchange Agreement we instructed our stock transfer agent to issue the Subject Shares in “book entry form.” We then received confirmation from the agent that the Subject Shares were duly issued in “book entry form” as unregistered securities. Thus, and in accordance with the Exchange Agreement and based on the information provided to us, the offering and sale of the Subject Shares to the Note Holder has closed.

We did not pay, and we will not be paying, directly or indirectly, any monies to any of our officers, directors, general partners or to persons owning ten (10) percent or more of any class of our equity securities and to any of our affiliates in connection with the Exchange Transaction, the Agreement or both.

We are hopeful that the Exchange Transaction may serve as a mechanism that allowed us to pay all outstanding and unpaid principal and accrued and unpaid interest on the Prior Notes while also liquidating any outstanding adverse claims that otherwise may be asserted by the Note Holder and its affiliated persons against us and our prior and current officers, directors, and certain other persons. However, we cannot assure you that we will achieve these and any other objectives of the Exchange Agreement. The above statements are considered “Forward-Looking Statements” we caution the reader to fully review and evaluate all of the risk factors set forth in Item 1A in our 2020 Annual Report on Form 10-K for the fiscal year ending December 31, 2020 and, similarly all of the risk factors set forth in Item 1A in our 2019 Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

We are a small company with limited financial and managerial resources. Make no mistake: we are insolvent and we cannot assure any person that circumstances may allow us to avoid bankruptcy or otherwise sustain our very corporate existence. In that event and in other events, any person who acquires our common stock or any other securities that we issue, faces the clear and unambiguous risk that they will lose their entire investment. Our common stock is a HIGH RISK investment that is suitable solely for those persons who can afford the TOTAL LOSS of their investment.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Copy of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGUE ONE, INC. (fka Fresh Promise Foods, Inc.)

Date: May 7, 2021	By:	/s/ Joe E. Poe Jr.
	Name:	Joe E. Poe Jr.
	Title:	CEO